Page 1

                            Eaton Corporation
                     1994 Annual Report on Form 10-K
                                Item 14(c)
                                Exhibit 21
                    Subsidiaries of Eaton Corporation


Eaton is publicly held and has no parent corporation. Eaton's subsidiaries, the state or country in which each was organized, and the percentage of voting securities owned by Eaton or another Eaton subsidiary as of December 31, 1994 are as follows:

                                                   Percentage of voting
                                                   securities owned (by
                                    Where         Eaton unless otherwise
 Consolidated subsidiaries (A)    organized              indicated)
- -------------------------------   -----------     ------------------------
American Nucleonics Corporation   California     100%        AIL Systems
                                                             Inc.
AIL Systems Inc.                  Delaware       94.993%     AIL Systems
                                                             Holding
                                                             Company
BAC Investments Ltd.              Delaware       100%
CEEC Incorporated                 Delaware       100%        Cutler-Hammer
                                                             Inc.
CEEC Investments Incorporated     Delaware       100%        CEEC
                                                             Incorporated
CEEC Holdings Incorporated        Delaware       100%        CEEC
                                                             Investments
                                                             Incorporated
Challenger Electrical Equipment
  Corp.                           Delaware       100%        CEEC Holdings
                                                             Incorporated
Challenger Pageland Inc.          Delaware       100%        Challenger
                                                             Electrical
                                                             Equipment
                                                             Corp.
Challenger Electrical Materials,
  Inc.                            Delaware       100%        Challenger
                                                             Electrical
                                                             Equipment
                                                             Corp.
Cutler-Hammer de Puerto Rico Inc. Delaware       100%        Cutler-Hammer
                                                             (Partnership)
Cutler-Hammer Inc.                Delaware       100%
Eaton Administration Corporation  Delaware       100%
Eaton ESC Holding Company         Delaware       100%
Eaton International Corporation   Delaware       100%
Eaton USEV Holding Company        Delaware       100%
ERC Corporation                   Delaware       100%        Eaton Leasing
                                                             Corporation
ERC II Corporation                Delaware       100%        Eaton Leasing
                                                             Corporation
Eaton Truck Systems, Inc.         Delaware       100%
Lectron Products, Inc.            Indiana        100%
Lectron Products, Inc.            Michigan       100%
AIL Systems Holding Company       Nevada         100%
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                                  Page 2

Kenway Handling Systems, Inc.     New York       100%        Eaton-Kenway,
                                                             Inc.
Cutler-Hammer (Partnership)       Ohio            99%
                                                   1%        Cutler-Hammer
                                                             Inc.
Cutler-Hammer de Puerto Rico
  Company (Partnership)           Ohio            99%        Cutler-Hammer
                                                             de Puerto
                                                             Rico Inc.
                                                   1%        Cutler-Hammer
                                                             Inc.
Cutler-Hammer Products
  (Partnership)                   Ohio            99%
                                                   1%        Cutler-Hammer
                                                             Inc.
Eaton Airflex Division, Inc.      Ohio           100%
Eaton Consulting Services
  Corporation                     Ohio           100%
Eaton IDT, Inc.                   Ohio           100%        Cutler-Hammer
                                                             Products
Eaton-Kenway, Inc.                Ohio           100%
Eaton Leasing Corporation         Ohio           100%
Eaton Properties Corporation      Ohio           100%        Eaton Leasing
                                                             Corporation
Eaton Utah Corporation            Ohio           100%        Eaton Leasing
                                                             Corporation
Eaton Westlake Corporation        Ohio           100%        Eaton Leasing
                                                             Corporation
U.S. Engine Valve (Partnership)   Ohio             70%       Eaton USEV
                                                             Holding
                                                             Company
Eaton I.C.S.A.                    Argentina       100%
Eaton Pty. Ltd.                   Australia       100%
Eaton Controls Pty. Limited       Australia        99.99996% Eaton
                                                             International
                                                             Corporation
                                                     .00004% Eaton Pty.
                                                             Ltd.
Eaton Specialty Controls Pty.
  Ltd.                            Australia        99.99996%
                                                     .00004% Eaton
                                                             International
                                                             Corporation
Eaton Holding Limited             Barbados        100%       Eaton Yale
                                                             Ltd.
Eaton Services Limited            Barbados        100%       Eaton Holding
                                                             Limited
Saturn Insurance Company Ltd.     Bermuda
                                    Islands       100%

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                                  Page 3

Cutler-Hammer do Brasil Ltda.     Brazil           99.924%   Eaton
                                                             Services
                                                             Limited
                                                     .0715%  Cutler-Hammer
                                                             Inc.
                                                     .0007%  Cutler-Hammer
                                                             do Brasil
                                                             Servicos
                                                             Ltda.
Cutler-Hammer do Brasil Servicos
  Ltda.                           Brazil           99.99%    Eaton
                                                             Services
                                                             Limited
                                                     .01%    Cutler-Hammer
                                                             Inc.
Eaton Controles Ltda.             Brazil           51%
Equipamentos Eaton Ltda.          Brazil           98.1%     BAC
                                                             Investments
                                                             Ltd.
                                                    1.9%
Eaton Mercantil Exportadora
  Ltda.                           Brazil          100%       Equipamentos
                                                             Eaton Ltda.
Eaton Technologies Ltda.          Brazil           99.99991%
                                                     .00009% Eaton
                                                             International
                                                             Corporation
Eaton ETN Offshore Ltd.           Canada          100%       Common Shares
                                                             - Eaton
                                                             Corporation
                                                  100%       Preferred
                                                             Shares -
                                                             Eaton
                                                             International
                                                             Corporation
Eaton Yale Ltd.                   Canada          100%       Eaton ETN
                                                             Offshore Ltd.
Eaton Controles Industriales S.A. Costa Rica       97.53%    Eaton
                                                             International
                                                             Corporation
Eaton S.A.                        France          100%
Eaton Technologies S.A.           France           55%
                                                   45%       Eaton
                                                             International
                                                             Corporation
Eaton Controls S.A.               France          100%       Eaton
                                                             Technologies
                                                             S.A.
Kirsten France S.A.               France          100%       Eaton
                                                             Beteiligungs
                                                             G.m.b.H.
Eaton G.m.b.H.                    Germany         100%
Eaton Automotive G.m.b.H.         Germany         100%       Eaton
                                                             G.m.b.H.
Eaton Controls Verwaltungs
  G.m.b.H.                        Germany         100%
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Eaton Controls G.m.b.H. & Co.
  K.G. (Partnership)              Germany          99.5%     Eaton Yale
                                                             Ltd.
                                                     .5%     Eaton
                                                             Controls
                                                             Verwaltungs
                                                             G.m.b.H.
Eaton Beteiligungs G.m.b.H.       Germany         100%       Eaton
                                                             Controls
                                                             G.m.b.H. &
                                                             Co. K.G.
Eaton Technologies Limited        Hong Kong       100%       Eaton
                                                             International
                                                             Corporation
Eaton S.p.A.                      Italy            99.9053%
                                                     .0947%  Eaton B.V.
Eaton Automotive S.p.A.           Italy            33%
                                                     .3333%  Eaton S.p.A.
                                                   66.6667%  Eaton EST
                                                             S.p.A.
Eaton EST S.p.A.                  Italy            99.999%   Eaton S.p.A.
                                                     .001%   Eaton
                                                             Automotive
                                                             S.p.A.
Eaton Controls S.p.A.             Italy            99.9998%  Eaton S.p.A.
                                                     .0002%  Eaton
                                                             Automotive
                                                             S.p.A.
Eaton Commerciale S.r.l.          Italy           100%       Eaton
                                                             Automotive
                                                             S.p.A.
Eaton Finance S.p.A.              Italy            50%       Eaton
                                                             Automotive
                                                             S.p.A.
                                                   50%       Eaton
                                                             Controls
                                                             S.p.A.
Eaton Japan Co., Ltd.             Japan           100%
Eaton International Inc.          Liberia         100%
Condura, S.A. de C.V.             Mexico          100%       Eaton
                                                             International
                                                             Corporation
Controles Latinoamericanos,
  S.A. de C.V.                    Mexico          100%       Eaton
                                                             International
                                                             Corporation
Cutler-Hammer Mexicana, S.A.      Mexico          100%       Eaton
                                                             International
                                                             Corporation
Eaton Manufacturera S.A.
  de C.V.                         Mexico           53.9471%
Equipos Cutler-Hammer S.A.
  de C.V.                         Mexico           99.99999% Eaton
                                                             International
                                                             Corporation
                                                     .00001% Cutler-Hammer
                                                             Inc.
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Operaciones de Maquila de
  Juarez, S.A. de C.V.            Mexico           99.99999% Eaton
                                                             International
                                                             Corporation
                                                     .00001% Cutler-Hammer
                                                             Inc.
Eaton s.a.m.                      Monaco          100%
Eaton B.V.                        Netherlands     100%
Eaton Finance N.V.                Netherlands
                                    Antilles       55%       Eaton
                                                             International
                                                             Inc.
                                                   45%
Eaton Services Pte. Ltd.          Singapore       100%       Eaton
                                                             International
                                                             Corporation
Eaton Limited                     South Korea     100%
Eaton S.A.                        Spain            50.14%    Eaton B.V.
                                                   49.29%
Eaton Ros, S.A.                   Spain            66.025%   Eaton
                                                             Beteiligungs
                                                             G.m.b.H.
                                                   33.975%   Eaton
                                                             G.m.b.H.
Productos Eaton Livia S.A.        Spain            52%       Eaton B.V.
                                                   28%       Eaton S.A.
                                                             (Spain)
Eaton Limited                     Taiwan           80.58%    Eaton
                                                             International
                                                             Corporation
                                                   19.42%
Eaton Technologies Limited        Thailand         99.99%
Eaton Credit Limited              United
                                    Kingdom       100%       Eaton Limited
                                                             (U.K.)
Eaton Limited                     United
                                    Kingdom       100%
Eaton Foreign Sales Corporation   U.S. Virgin
                                    Islands       100%
Lectron International, Inc.       U.S. Virgin
                                    Islands       100%       Lectron
                                                             Products,
                                                             Inc.
Cutler-Hammer de Venezuela, S.A.  Venezuela        74%       Eaton
                                                             International
                                                             Corporation

(A) Other Eaton subsidiaries, most of which are inactive, are not listed above. If considered in the aggregate, they would not be material.

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